                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. N/A )

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              HEARTLAND GROUP, INC
                (Name of Registrant as Specified In Its Charter)

                                     Not Applicable
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
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


                        [ON HEARTLAND FUNDS LETTERHEAD]

                                March __, 1999


Dear Valued Shareholder:

Over the past few months, Heartland Advisors has undertaken three important initiatives that we believe will provide both near-term and long-term benefits to you. Two of these initiatives involve service and communication enhancements and product changes. The third initiative involves revisions to the Funds' prospectuses and other legal documents. These revisions are designed to make disclosure to investors more meaningful and to provide Heartland Advisors with greater flexibility in administering the Funds and managing their investment portfolios. We are writing to you today because some of the revisions require your approval.

All of the Directors, a majority of whom are not affiliated with Heartland Advisors, have unanimously approved the proposed changes in the Funds' prospectuses and other legal documents. They recommend that you approve the changes requiring shareholder approval.

Our first two initiatives involved a number of actions. You already may be aware of some of them. In early 1998, we appointed Hugh Denison, retired Director of Research for Heartland Advisors and a member of the Heartland Funds' Board of Directors, to serve as our Shareholder Ombudsman. In November, we launched the Heartland Funds website. In late 1998, we made selective changes in our product line. First, we focused on our core investment strengths by merging the Heartland Small Cap Contrarian Fund into the Value Fund. We also reopened the Value Fund in response to investor interest. Then, to serve the short-term cash management needs of investors, we launched the Taxable Short Duration Fund in December.

Our third initiative involves revisions to the Funds' prospectuses and other legal documents. Some of these revisions require shareholder approval of changes to investment and operating policies of the Funds. Some changes are nonsubstantive and designed to standardize or simplify the language used to describe these policies. Other changes are substantive, and update policies by allowing the Funds to be managed in a way that Heartland Advisors believes will enhance the Funds' potential returns.

The proposed changes in investment and operating policies are described in detail in the enclosed proxy statement. However, because the proxy statement is a lengthy and technical document, we also have provided a summary that answers many of the questions we think shareholders will have.

The Board of Directors and Heartland Advisors believe these initiatives are important, and will help us continue to meet your financial needs and investment objectives into the next millennium. Therefore, after you have taken time to carefully review the enclosed materials, we ask you to vote promptly on the proposals applicable to your Fund by completing and returning the enclosed proxy card or via our website using the instructions provided. Please note that if you have more than one Fund account, a separate proxy card is enclosed for each of your accounts.

Sincerely,


William J. Nasgovitz
President

                             HEARTLAND GROUP, INC.


Heartland Large Cap Value Fund              Heartland U.S. Government Securities
Heartland Mid Cap Value Fund                  Fund
Heartland Value Plus Fund                   Heartland Short Duration High-Yield
Heartland Value Fund                          Municipal Fund
                                            Heartland High-Yield Municipal Bond
                                              Fund
                                            Heartland Wisconsin Tax Free Fund


                          790 North Milwaukee Street
                          Milwaukee, Wisconsin 53202
                        (414 289-7000 or 1-800-________
                        Website: www.heartlandfunds.com


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               on April 28, 1999


To the Shareholders of the above Funds:

     A Special Meeting of Shareholders (the "Meeting") of each Fund named above (each, a "Fund" and collectively, the "Funds"), will be held jointly on Wednesday, April 28, 1999, at 3:00 p.m., Central Time, at __________ , Milwaukee, Wisconsin. The purpose of the Meeting is to consider and act upon the following proposals:

     Proposal 1     To amend the policy on borrowing (All Funds)

     Proposal 2     To amend the policy on investing in illiquid and restricted securities (All Funds)

     Proposal 3     To eliminate the policy against investing for control or
                    management (All Funds)

     Proposal 4     To amend the policy on investing in U.S. Government
                    securities (U.S. Government Securities Fund)

     Proposal 5     To amend the policy on investing in municipal securities
                    subject to alternative minimum tax (Wisconsin Tax Free Fund)

     Proposal 6     To re-designate investment objectives from fundamental to
                    non-fundamental policies (Large Cap Value, Mid Cap Value,
                    Value Plus, Value and U.S. Government Securities Funds)

     Proposal 7     To amend the policy on investing in securities involving
                    real estate (All Funds)

     Proposal 8     To amend the policy on investing in other investment
                    companies (Value, U.S. Government Securities and Wisconsin
                    Tax Free Funds)

     Proposal 9     To amend the policies on margin (Value and U.S. Government
                    Securities Funds)

     Proposal 10    To amend policies on futures and options (Value and U.S.
                    Government Securities Funds)

     Proposal 11    To eliminate the policy on investing in securities involving oil and gas interests (All Funds except Wisconsin Tax Free
                    Fund)

     Proposal 12    To eliminate policies on unseasoned issuers and warrants
                    (Value and U.S. Government Securities Funds)

     Proposal 13     To eliminate policies on unseasoned issues and warrants
                     (Value and U.S. Government Securities Funds)

     Proposal 14     To simplify, standardize or re-define the language of the
                     policy on concentration (All Funds)

     Proposal 15     To simplify, standardize or re-define the language of the
                     policy prohibiting loans (All Funds)

     Proposal 16     To simplify, standardize or re-define the language of the
                     policy prohibiting underwriting (All Funds)

     Proposal 17     To simplify, standardize or re-define the language of the
                     policy prohibiting issuance of senior securities (All
                     Funds)

     Proposal 18     To simplify, standardize or re-define the language of the
                     policy prohibiting investments in commodities (All Funds)

     Proposal 19     To transact such other business as may properly come before the Special Meeting


     This is a combined Notice and Proxy Statement. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one Fund, you have received a separate proxy for each Fund.




     Persons entitled to notice of, and to vote at this meeting are shareholders of record at the close of business on February 19, 1999.


                                       By Order of the Board of Directors



                                       LOIS J. SCHMATZHAGEN
                                             Secretary

     March______, 1999


                            YOUR VOTE IS IMPORTANT!

To avoid additional expense to your Fund, Please vote promptly by (i) contacting us at the above Internet address, or (ii) completing, signing and returning each of the proxy cards in the enclosed envelope.

                             HEARTLAND GROUP, INC.

Heartland Large Cap Value Fund           Heartland U.S.Government Securties Fund
Heartland Mid Cap Value Fund             Heartland Short Duration High Yield
Heartland Value Plus Fund                  Municipal Fund
Heartland Value Fund                     Heartland High-Yield Municipal
                                           Bond Fund
                                         Heartland Wisconsin Tax Free


                           790 North Milwaukee Street
                          Milwaukee, Wisconsin 53202
                   (414) 289-7000 or 1-800-________________
                        Website: www.heartlandfunds.com


                                  ----------
                                PROXY STATEMENT
                                  ----------

INTRODUCTION

This Proxy Statement is solicited by the Board of Directors of Heartland Group, Inc. ("Heartland") in connection with a Special Meeting of Shareholders (the "Meeting") of each Fund named above (individually, the "Fund" and collectively, the "Funds"). The Meeting will be held jointly on Wednesday, April 28, 1999, at 3:00 p.m., Central Time, at ___________, Milwaukee, Wisconsin. This Proxy Statement explains each of the proposals (the "Proposals") that will be considered at the Meeting.

The Board of Directors, including all of the independent directors of Heartland, recommends that you vote in favor of those Proposals affecting your Fund or Funds. Subject to shareholder approval, each item will become effective on or about May 1, 1999. If a Proposal is not approved, the item will remain unchanged. We realize that some of the information in this Proxy Statement is technical in nature, so please call us at 1-800-__________________ if there is anything you would like clarified.

This Proxy Statement is divided into the following sections:

Section                                                                     Page
-------                                                                     ----
   I.    Summary of Proposals............................................      2

  II.    Detailed Discussion of Proposals................................      3

 III.    Security Ownership of Beneficial Owners and Management..........     15

  IV.    Solicitation and Voting Information.............................     17

   V.    Additional Information..........................................     18

  VI.    Appendices......................................................    A-1

SECTION I - Summary of Proposals

Recently, Heartland Advisors, Inc. ("Heartland Advisors"), investment advisor and distributor for the Heartland Funds, proposed to the Heartland Board of Directors revisions to the Funds' prospectuses to simplify them and make their disclosure more meaningful to investors. The revised prospectuses are scheduled to become effective May 1, 1999.

Although many of the proposed prospectus revisions are being made at the direction of the Board of Directors, certain revisions also require shareholder approval because they involve changes to "fundamental" policies of the Funds. "Fundamental" policies of a Fund are policies that cannot be changed without the approval of a "majority" of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). Non-fundamental policies may be changed by the Board of Directors with notice to shareholders but without the expense of holding a special meeting to obtain shareholder approval. The proposed fundamental policies are set forth in this Proxy Statement. The Funds' current fundamental policies are set forth in APPENDICES A through E. The substance of the Funds' investment objectives will not be affected by the Proposals.

The Proposals are expected to improve operational efficiencies, help control costs, facilitate monitoring of portfolio compliance and, in certain cases, increase investment flexibility. The Proposals involve three different types of changes.

The first group of Proposals involves substantive changes that affect the way in which certain of the Funds are managed. These changes are proposed because Heartland Advisors believes they are needed to allow Heartland Advisors to pursue the Funds' investment objectives more effectively. The second group of Proposals involves substantive changes that afford the Funds' portfolio managers greater investment flexibility, but they are not expected to materially affect the way in which the Funds are managed. Several of the Proposals in the second group involve elimination of policies that were imposed by state regulation of mutual funds which has been pre-empted by federal legislation. The third group of Proposals involves changes designed to simplify and standardize language describing Fund policies or to clarify changes to definitions of investment terms used to describe certain policies of the Funds.

The Board of Directors, including all of the Directors who are independent Directors, has approved the Proposals and recommends that you vote in favor of all of those affecting your Fund or Funds. The Board of Directors recommends that you approve the Proposals because they believe the proposed changes are in the best interest of the Funds and their shareholders.

PROPOSALS                                                         FUNDS AFFECTED
-----------                                                       --------------
Proposals Involving Policies Affecting Portfolio Management (Items 1 - 5)
-------------------------------------------------------------------------

     1.   Policy on Borrowing                                     All Funds

     2.   Policy on Investing in Illiquid and Restricted
          Securities                                              All Funds

     3.   Policy on Investing for Control or Management           All Funds

     4.   Policy on Investing in U.S. Government Securities       U.S. Government Securities Fund

     5.   Policy on Investing in Municipal Securities Subject     Wisconsin Tax Free Fund
          to Alternative Minimum Tax

Proposals Involving Policies Not Expected to Materially Affect Portfolio
------------------------------------------------------------------------
Management (Items 6 - 13)
-------------------------

     6.  Re-designation of Investment Objectives from       Large Cap Value, Mid Cap Value,
         Fundamental to Non-Fundamental Policies            Value Plus, Value and U.S. Government Securities Funds

     7.  Policy on Investing in Securities Involving        All Funds
         Real Estate

     8.  Policy on Investing in Other Investment Companies  Value, U.S. Government Securities,
                                                            and Wisconsin Tax Free Funds

     9.  Policy on Use of Margin                            Value and U.S. Government
                                                            Securities Funds

     10. Policy on Use of Futures and Options               Value and U.S. Government
                                                            Securities Funds

     11. Policy on Investing in Securities Involving        All Funds except Wisconsin
         Oil and Gas Interests                              Tax Free Fund

     12. Policy on Investing in Unseasoned Issuers          Value and U.S. Government
                                                            Securities Funds

     13. Policy on Investing in Warrants                    Value and U.S. Government
                                                            Securities Funds

Proposals to Simplify, Standardize or Re-Define Policy Language (Items 14 - 18)
-------------------------------------------------------------------------------

     14. Policy on Concentration                            All Funds

     15. Policy Prohibiting Loans                           All Funds

     16. Policy Prohibiting Underwriting                    All Funds

     17. Policy Prohibiting Issuance of Senior Securities   All Funds

     18. Policy Prohibiting Investments in Commodities      All Funds

SECTION II - Detailed Discussion of Proposals

PROPOSALS INVOLVING POLICIES AFFECTING PORTFOLIO MANAGEMENT (Items 1 - 5)
-------------------------------------------------------------------------

         Proposal 1  -  POLICY ON BORROWING   (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing borrowing set forth below.

     "The Fund may not borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings) and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for non-investment and non-leveraging temporary or emergency purposes. In addition to borrowing from banks, the Fund may borrow from other Heartland Funds or other persons to the extent permitted by applicable law. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law."

Each Fund's current fundamental policy on borrowing permits borrowing only from banks and only for temporary or emergency purposes. There is significant variation, however, in the maximum permissible amounts the Funds may borrow. The Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds may borrow amounts not to exceed one-third of their respective assets, but those Funds follow a non-fundamental operating policy of not borrowing more than 10% of total assets. The remaining Funds are permitted to borrow amounts not to exceed 10% of total assets. In addition, each Fund, other than the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, has a restriction that prohibits investments in additional portfolio securities in the event borrowings exceed 5%. Historically, the Funds have engaged in temporary borrowings for the purpose of permitting the orderly sale of securities in order to raise cash to meet large or unexpected redemptions.

The Proposal would standardize the maximum permissible amount a Fund could borrow at an amount not to exceed 33 1/3% of total assets and would potentially broaden and clarify the Fund's borrowing authority. However, each Fund's borrowing activity would be limited as a matter of non-fundamental operating policy in the following respects. First, the Fund would only be permitted to borrow only from banks. Second, borrowing would be strictly limited to periods of no more than 60 days and to aggregate amounts of not more than 20% of total assets.

The Funds expect to borrow solely for the following purposes, but might borrow for other purposes with approval of the Board of Directors. First, a Fund would borrow to avoid liquidating securities under circumstances believed to be unfavorable to the Fund and its shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities. Second, a Fund would borrow when it is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund or put feature of the instrument. The extent to which a Fund would borrow will depend, among other things, on market conditions and interest rates.

The Proposal would provide the Funds with greater flexibility to borrow to meet shareholder redemption requests without liquidating securities at times that may not be advantageous. The ability to borrow additional funds for such purposes could adversely affect a Fund if it were unable to repay the borrowed funds without liquidating securities at unfavorable prices or times.

In addition, although a Fund that borrows would earmark assets to repay the borrowing, borrowing for investment purposes may involve "leverage." Leveraging may create an opportunity for increased net income; however, it may also give rise to special risks. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the gains and losses on a Fund's investments. Leveraging will create interest expense for a Fund that may exceed the return on investments made with the borrowings. To the extent the income derived from securities purchased with borrowed funds exceeds a Fund's costs of borrowing, the Fund's net income may be greater than if leveraging were not used. Conversely, if the income from the investment made with the borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used and the value of the Fund's shares may be adversely affected.

     Proposal 2 - POLICY ON INVESTING IN ILLIQUID AND RESTRICTED SECURITIES (All
                  Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing illiquid and restricted securities as set forth below, and re-designate that policy as non-fundamental.

     "The Fund may not purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities."

A fundamental policy of a Fund may not be changed or revised in any respect without the approval of both the Board of Directors and a "majority" of the Fund's shareholders, as defined in the 1940 Act. Non-fundamental policies may be changed by the Board of Directors with notice to shareholders, but without the expense of a meeting to obtain shareholder approval. Depending on the number of shareholders and funds involved and on the nature and extent of proxy solicitation required, a shareholder meeting may cost in excess of $100,000.

"Illiquid securities" are securities that cannot be readily disposed of in the ordinary course of business. Each Fund, other than the Value Fund, currently has a fundamental policy permitting it to invest a certain percentage of Fund assets in illiquid securities. These Funds are not permitted to invest more than 10% of their respective assets in such securities, except for the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, which are permitted to invest up to 15% of their respective assets in such securities. The Value Fund currently is not permitted to invest in illiquid securities. In addition, the Value and U.S. Government Securities Funds have an explicit prohibition against purchasing securities with legal or contractual restrictions on resale, and the Value Plus Fund must limit its aggregate investments in restricted and illiquid securities to 10% of its assets.

The Proposal would enable each Fund to invest in illiquid securities to the full extent permissible under the 1940 Act. Also, it would eliminate specific references to types of securities that may be considered illiquid, such as restricted securities and repurchase agreements maturing in more than seven days. Consistent with the 1940 Act and under guidelines established by, and subject to the oversight of, Heartland's Board of Directors, the Fund's investment adviser would determine which securities are illiquid for purposes of the policy. To the extent a Fund invests in illiquid securities, the Fund may have difficulty determining a market value for such securities. In addition, disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. Finally, if a Fund holds a significant percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     Proposal 3 - POLICY ON INVESTING FOR CONTROL OR MANAGEMENT (All Funds)

The Board of Directors recommends that shareholders of each of the Funds vote to eliminate the Fund's current fundamental policy prohibiting investment for control or management.

Each Fund is currently subject to a fundamental policy that prohibits the Fund from acting to obtain control or management of a portfolio company. The Proposal would eliminate this policy and thus permit each Fund to freely exercise its rights as a shareholder of the various companies in which it may invest. The Board of Directors believes that as a shareholder of its portfolio companies a Fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the Fund's investment. Although the Board of Directors believes that each Fund could engage in many of the activities described above without necessarily violating its current policy, eliminating the policy will eliminate any potential obstacle to protecting its interests as a shareholder.

Activities that might fall under the definition of "control" under the federal securities laws may involve, for example, actively supporting or opposing management of such companies. For example, a Fund might take steps, either individually or as part of a group, to influence a company's decision-making, to seek changes in a company's management or board of directors, to effect the sale of all or some of a company's assets, or to vote to participate in or oppose a takeover effort by or of a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of its shareholders. The extent to which a Fund might invest for purposes of obtaining control or management pursuant to this policy depends, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of obtaining control or management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation as a plaintiff. It could also restrict a Fund's ability to freely trade in the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect a Fund's liquidity as well as the valuation of those securities. Finally, greater public disclosure would be required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that only the Value, Value Plus, Mid Cap Value and Large Cap Value Funds would make investments for control, and would do so only on a selective basis when the Funds' investment advisor believed it would be in the best interests of the Funds and their respective shareholders. None of the other Funds is expected to invest for control, but eliminating the current fundamental policy would eliminate any unforeseen obstacle in managing those Funds' investments.


          Proposal 4 - POLICY ON INVESTING IN U.S. GOVERNMENT SECURITIES (U.S.
                       Government Securities Fund only)

The Board of Directors recommends that shareholders of the U.S. Government Securities Fund vote to make the Fund's current fundamental policy relating to investments in U.S. Government securities non-fundamental, to clarify the meaning of the term "U.S. Government securities" and to change the amount required to be so invested under the policy from 65% to 80% of total assets, as set forth below.

     "As a fundamental policy, the Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, by its agencies or instrumentalities or by other U.S. Government sponsored entities, and repurchase agreements for such securities (`Government securities')."

A fundamental policy of a Fund may not be changed or revised in any respect without the approval of both the Board of Directors and a "majority" of the Fund's shareholders, as defined in the 1940 Act. Non-fundamental policies may be changed by the Board of Directors with notice to shareholders, but without the expense of a meeting to obtain shareholder approval. Depending on the number of shareholders and funds involved and on the nature and extent of proxy solicitation required, a shareholder meeting may cost in excess of $100,000.

Although the Fund's fundamental policy requires it to invest a minimum of 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, the Fund currently invests all of its assets, aside from liquid reserves or options and futures, in such securities under normal market conditions. Coincident with the proposed effective date of this change, on or about May 1, 1999, the Fund will have the flexibility to invest up to 20% of its total assets in other investments consistent with the Fund's investment objective and other stated investment policies. These investments include, without limitation: pooled debt securities, such as mortgage-backed and asset-backed securities issued by non-governmental entities; commercial paper and other debt obligations of foreign governments, domestic and foreign corporations and other business organizations; certificates of deposit, bankers' acceptances and time deposits; and convertible securities and preferred stocks. Because such securities and obligations are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities they are subject to greater risk of loss of principal and interest. Any investments in debt securities will, at the time of purchase, be rated investment grade or, if unrated, be of comparable quality in the opinion of Heartland Advisors.

          Proposal 5 - POLICY ON INVESTING IN MUNICIPAL SECURITIES SUBJECT TO
                       ALTERNATIVE MINIMUM TAX (Wisconsin Tax Free Fund only)

The Board of Directors recommends that shareholders of the Wisconsin Tax Free Fund vote to eliminate the Fund's current fundamental policy set forth below relating to investments in securities subject to the alternative minimum tax in order to allow the Fund greater investment flexibility and conform the Fund's policy with the policies of the other Heartland Funds that invest in municipal obligations.

     "As a matter of fundamental policy, the Fund will seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax. However, under abnormal conditions the

     Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax.".

The Fund invests primarily in municipal obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain municipal obligations issued by Wisconsin entities and securities of other entities meeting such criteria. The Board of Directors believes that limiting the available supply of securities suitable for the Fund by imposing a limitation on investments in municipal obligations, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("AMT Securities"), places the Fund at a competitive disadvantage with mutual funds and other investors in municipal obligations of Wisconsin issuers. The alternative minimum tax, an alternative tax computation that adds certain tax preference items back into adjusted gross income, must be paid by a taxpayer if it exceeds the taxpayer's regular tax liability for the year.

The current limitation on AMT Securities could restrict the Fund's ability to invest in certain municipal obligations that the portfolio managers believe offer attractive yields. This could ultimately impede the Fund's growth and could prevent the Fund from realizing certain potential economies of scale. Further, the Board of Directors believes that the higher yield on AMT Securities in which the Fund would be permitted to invest because of the Proposal would be sufficient to offset the federal alternative minimum tax impact some shareholders may experience. In addition, the Board of Directors believes that the standardization of this policy among all of the municipal funds managed by Heartland Advisors will help promote operational efficiencies and facilitate monitoring of portfolio compliance.

If the Proposal is approved, the Fund would have no fundamental policy with respect to investments in securities whose interest is a tax-preference item for purposes of the federal alternative minimum tax. Accordingly, the Fund's net after-tax return may be lower for those taxpayers who are subject to the alternative minimum tax.


PROPOSALS INVOLVING POLICIES NOT EXPECTED TO MATERIALLY AFFECT PORTFOLIO
------------------------------------------------------------------------
MANAGEMENT (Items 6 - 13)
-------------------------

         Proposal 6  -  RE-DESIGNATION OF INVESTMENT OBJECTIVES FROM FUNDAMENTAL
                        TO NON-FUNDAMENTAL POLICIES (Large Cap Value, Mid Cap Value, Value Plus, Value and U.S. Government Securities Funds)

The Board of Directors recommends that shareholders of each of the Large Cap Value, Mid Cap Value, Value Plus, Value and U.S. Government Securities Funds vote to make the Fund's current fundamental investment objectives set forth below non-fundamental:


Fund                               Investment Objective
----                               --------------------

Large Cap Value Fund               Long-term capital appreciation through value investing in
                                   large companies.

Mid Cap Value Fund                 Long-term capital appreciation through value investing in
                                   mid-size companies.

Value Plus Fund                    Capital appreciation and current income.

Value Fund                         Long-term capital appreciation through value investing in
                                   small companies.

U.S. Government Securities Fund    A high level of current income, liquidity and safety of
                                   principal.

Neither the 1940 Act nor any other law requires a Fund's investment objective to be fundamental. If a Fund's investment objective is fundamental, it may not be changed or revised in any respect without the approval of both the Board of Directors and shareholders. An investment objective that is not fundamental may be changed by the Board of Directors with notice to shareholders, but without the expense of a meeting to obtain shareholder approval. Depending on the number of shareholders and funds involved and on the nature and extent of proxy solicitation required for such a change, a shareholder meeting may cost in excess of $100,000.

The Board of Directors believes that the Proposal is in the best interests of each Fund's shareholders because it would allow the Directors to manage the business affairs of the Fund more economically and efficiently. Although the Board of Directors has no present plan to change any Fund's investment objectives, the Proposal would allow the Board of Directors to do so in the future if the Board of Directors determines that circumstances warrant a change and that a change is in the best interests of shareholders.

          Proposal 7 - POLICY ON INVESTING IN SECURITIES INVOLVING REAL ESTATE
                       (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing real estate as follows:

     "The Fund may not purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments, (ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts."

Although each Fund would continue to be precluded from directly investing in real estate, the proposed fundamental policy would clarify the Fund's authority with respect to possessing and disposing of real estate when it represents a security interest in other permitted investments made by the Fund. The ability to acquire investments secured by real estate may serve to protect a Fund, for example, in the event of a default of an issuer of debt securities. The proposed fundamental policy also would expand each Fund's authority to invest in securitized real estate investment pools, such as real estate investment trusts ("REITs") and real estate limited partnerships. Because the Funds' policies would be standardized, the Value Fund and the U.S. Government Securities Fund would no longer be prohibited from investing in such pools. However, the U.S. Government Securities Fund has no present intent to invest in them, and neither Fund would invest in real estate pools unless such investment were consistent with the Fund's investment objective. No Fund would invest more than 10% of its total assets in such pools as a matter of non-fundamental operating policy.

REITs and real estate limited partnerships are non-corporate entities that pool monies raised from investors to purchase commercial, industrial, and/or residential real estate and, in some cases, to make mortgage loans secured by such properties. These pools are subject to volatility from risks associated with investments in real estate and investments dependent on real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of such pools to continue to satisfy special requirements of the Internal Revenue Code could have an adverse impact on the value of a Fund's investments

          Proposal 8 - POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
                     (Value, U.S. Government Securities and Wisconsin Tax Free Funds)

The Board of Directors recommends that shareholders of each of the Value Fund, the U.S. Government Securities Fund and the Wisconsin Tax Free Fund vote to amend and restate the Fund's current fundamental policy governing investments in other investment companies as set forth below, and re-designate that policy as non-fundamental.

     "The Fund may not purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially all the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders."

Each of the Value and U.S. Government Securities Funds currently has a fundamental policy prohibiting the Fund from investing in securities of other investment companies, except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets. The Wisconsin Tax Free Fund may not invest more than 10% of its assets in other investment companies in the aggregate nor more than 5% of its assets in any one investment company; it also may purchase no more than 3% the outstanding voting securities of another investment company. None of the Wisconsin Tax Free Fund's limitations apply to investment company securities acquired as part of a merger, consolidation, reorganization or acquisition of assets.

The Proposal would permit each Fund the ability to invest in securities of other investment companies to the full extent permissible under the 1940 Act. The 1940 Act currently prohibits a Fund from (a) investing more than 10% of its total assets in the securities of other investment companies, (b) investing more than 5% of its total assets in the securities of any other investment company, or (c) owning more than 3% of the outstanding voting securities of any other investment company. These restrictions, which are identical to restrictions provided in the Wisconsin Tax Free Fund's current fundamental policy, would apply to the Funds regardless of whether or not they are recited as fundamental.

The Proposal would also permit each Fund to use a master/feeder structure. The Funds, and other feeder funds, would be permitted to invest all of their assets in a master investment company portfolio. The purpose of entering into a master/feeder arrangement would be to reduce costs by spreading the fixed costs of portfolio management over a larger pool of assets. The Board of Directors has no current intent to use a master/feeder structure.

          Proposal 9 - POLICY ON USE OF MARGIN (Value and U.S. Government
                       Securities Funds)

The Board of Directors recommends that shareholders of each of the Value Fund and the U.S. Government Securities Fund vote to amend and restate the Fund's current fundamental policy governing the use of margin as set forth below, and re-designate that policy as non-fundamental.

     "The Fund may not purchase securities on margin, except that the Fund may
     (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities."

Each of the Value and U.S. Government Securities Funds currently has a fundamental policy prohibiting the Fund from purchasing securities on margin. "Margin" transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities placed as collateral against the loan. Mutual funds are generally prohibited from entering into most types of margin purchases because the SEC views the obligation to repay funds borrowed in such an arrangement as a senior security. However, policies of the SEC allow a mutual fund to use short-term credit for the clearance and settlement of portfolio transactions and to use margin deposits for options, futures, short selling and other arbitrage transactions. The Proposal would permit each Fund, consistent with its investment objective and other policies, to purchase securities on margin to the fullest extent permitted under the federal securities and commodities laws, including the 1940 Act.

          Proposal 10 - POLICY ON USE OF FUTURES AND OPTIONS (Value and
                        U.S. Government Securities Funds)

The Board of Directors recommends that shareholders of each of the Value Fund and the U.S. Government Securities Fund vote to amend and restate the Fund's current fundamental policy governing purchasing and selling futures and options as set forth below, and re-designate that policy as non-fundamental.

"The Fund may not purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets."

Each of the Value and U.S. Government Securities Funds is currently subject to a fundamental policy prohibiting the Fund from purchasing or selling options except that the Fund may write covered call options or purchase put options, unless, as a result of such transactions, (a) the aggregate market value of all portfolio securities covering call options written by a Fund would exceed 25% of the Fund's total assets, or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets. In addition, the Funds are currently subject to a fundamental policy which provides that a Fund may purchase or sell futures and options on futures, unless, as a result of such transactions, (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contracts purchases would exceed 25% of the Fund's net assets, and (b) more than 5% of the Fund's assets would be committed to initial margin and premiums paid on such futures contracts.

The Proposal would permit each Fund to engage in futures and options transactions consistent with its investment objective and other policies, to the fullest extent permitted under the federal securities and commodities laws, including the 1940 Act. Although futures transactions that were not bona fide hedging transactions would be limited as set forth in the proposed policy, there would be no limitation on the extent to which the Funds could engage in futures transactions for hedging purposes or options transactions in general.

Options, futures and options on futures are forms of derivative instruments. Derivative instruments can be volatile and involve special risks. Successful derivative strategies require the ability to predict future movements to securities prices, interest rates, and other economic factors. If price changes in a Fund's derivative positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Some derivative strategies, including selling futures, buying puts and writing calls, would tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, would tend to increase market exposure. The Funds would be permitted to engage in transactions in futures contracts, options on futures contracts and other hybrid instruments to
(a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

Derivative transactions may be exchange-traded or over-the-counter ("OTC") transactions between private parties. OTC options in which the Funds would be permitted to invest are subject to risks in addition to those related to exchange-traded options. Each Fund currently intends to treat the value of any OTC options it purchases as illiquid and subject to its investment restriction governing illiquid securities, as discussed under Proposal 2 above. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions, there is no assurance that a Fund will in fact be able to close out an OTC option position at any time prior to its expiration or effect such closing transactions at a favorable price.

IMPORTANT NOTE CONCERNING PROPOSALS 11 THROUGH 13: The Funds originally adopted the policies described in Proposals 11 through 13 primarily in response to state securities law requirements that have since been pre-empted by the 1940 Act and therefore no longer apply. Since the 1940 Act does not require such policies, the Board of Directors recommends that they be eliminated. The elimination of these policies is not expected to materially affect the investment management of the Funds.

         Proposal 11  -  POLICY ON INVESTING IN SECURITIES INVOLVING OIL AND GAS
                         INTERESTS   (All Funds except Wisconsin Tax Free Fund)

The Board of Directors recommends that shareholders of each of the Large Cap Value Fund, the Mid Cap Value Fund, the Value Plus Fund, the Value Fund, the U.S. Government Securities Fund, the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund vote to eliminate the Fund's current fundamental policy governing investments in oil and gas interests.

Each of the Large Cap Value, Mid Cap Value, Value Plus, Value, U.S. Government Securities, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds is currently subject to a fundamental policy prohibiting investments in oil or gas interests. Although no Fund has a present intent to invest directly in oil and gas interests and leases, consistent with its investment objective and other policies, under the Proposal a Fund might acquire, from time to time, a security or other instrument whose payments of interest and principal may be secured by oil or gas interests or leases. The ability to acquire such instruments may serve to protect the Funds in the event of a default of the issuer. The prices of such securities or instruments may be more volatile than other investments, and may be affected by unforeseen economic, business or political developments, such as proposed legislation, shortages or price increases of necessary materials, or declining market needs.

         Proposal 12  -  POLICY ON INVESTING IN UNSEASONED ISSUERS (Value and
                         U.S. Government Securities Funds)

The Board of Directors recommends that shareholders of each of the Value Fund and the U.S. Government Securities Fund vote to eliminate the Fund's current fundamental policy governing investments in unseasoned issuers.

The Value and U.S. Government Securities Funds are currently subject to a fundamental restriction which prohibits them from investing more than 5% of their respective total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

Although neither Fund normally invests in unseasoned issuers, the Proposal would eliminate any percentage limitation on each Fund's ability to invest in unseasoned issuers. Since unseasoned issuers are typically smaller companies, these investments entail risks in addition to those presented by investments in larger, more established companies, including the potential for greater price volatility and lower market liquidity. Newer companies may be more adversely affected by poor economic or market conditions than companies with longer operating histories.

         Proposal 13  -  POLICY ON INVESTING IN WARRANTS (Value and U.S.
                         Government Securities Funds)

The Board of Directors recommends that shareholders of each of the Value Fund and the U.S. Government Securities Fund vote to eliminate the Fund's current fundamental policy governing investments in warrants.

The Value Fund is currently subject to a fundamental restriction which prohibits the Fund from investing more than 5% of its net assets in warrants. Included within this 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The U.S. Government Securities Fund's fundamental restriction prohibits investing in warrants altogether. Although the Proposal would permit the

Funds to invest in warrants without limitation, the U.S. Government Securities Fund has no current intent to invest in warrants.

A warrant is a security which gives the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices of warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

PROPOSALS TO SIMPLIFY, STANDARDIZE OR RE-DEFINE POLICY LANGUAGE
---------------------------------------------------------------

         Proposal 14 - POLICY ON CONCENTRATION (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing concentration as set forth below.

     "The Fund may not invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided there shall be no limitation on the purchase of Municipal Obligations and securities issued or guaranteed by national governments,/1/ their agencies or instrumentalities."

Each Fund's current fundamental policy governing concentration prevents it from investing more than 25% of its assets in securities of issuers in any single industry, exclusive of securities issued by the U.S. Government. The Proposal would include "Municipal Obligations" within the types of governmental securities excluded from the concentration policy. In addition, although the current policy of certain Funds already excludes virtually all Municipal Obligations from those securities subject to the concentration policy, the Proposal would clarify that Municipal Obligations are excludable notwithstanding their tax-exempt status. For purposes of the amended and restated fundamental policy, unless otherwise defined in the Funds' prospectuses from time to time the term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States; sovereign nations within the territorial boundaries of the United States; the District of Columbia; and their respective political subdivisions, agencies and instrumentalities, and corporations duly authorized by them.

         Proposal 15 - POLICY PROHIBITING LOANS (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing loans as set forth below.

     "The Fund may not make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt and (ii) purchase money market instruments and enter into repurchase agreements and
     (iii) lend portfolio securities. No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan."

Each Fund's current fundamental policy governing loans states that the Fund generally may not make loans, except that it may acquire publicly offered debt instruments. Also, each Fund, other than the Value and U.S. Government

-----------------
/1/ For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

Securities Funds, may enter into repurchase agreements. Finally, each Fund, other than the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, may lend portfolio securities provided that such loans do not exceed a certain percentage of the value of the Fund's total assets. This percentage is 33 1/3% for the Large Cap Value and Mid Cap Value Funds and 30% for the remaining Funds that are permitted to lend portfolio securities.

The Proposal would standardize the maximum permissible loan amount for each Fund in an amount equal to 33 1/3% of total assets, which is the maximum percentage permissible under the 1940 Act. In addition, all Funds would be permitted to enter into portfolio lending arrangements. All portfolio lending arrangements would be subject to a non-fundamental operating policy requiring each loan to be callable at any time and continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the securities loaned. In determining whether to lend portfolio securities, each Fund would continue to take into account the credit-worthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising the rights to the collateral in the event of bankruptcy of the borrower. Since a Fund is the beneficial owner of securities it loans, any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

In addition, the Proposal would permit each Fund to enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the
underlying security.   The proposed policy also would permit each Fund to invest
in private placements of debt securities and purchase debt. All of these investments, however, would be subject to the Fund's investment policy governing illiquid securities, which limits all illiquid investments in the aggregate to 15% of net assets, as discussed under Proposal 2 above.

         Proposal 16  -  POLICY PROHIBITING UNDERWRITING   (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing underwriting as set forth below.

     "The Fund may not underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act [of 1933] in connection with the purchase and sale of portfolio securities."

         Proposal 17  -  POLICY PROHIBITING ISSUANCE OF SENIOR SECURITIES   (All
                  Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing senior securities as set forth below.

     "The Fund may not issue senior securities, except to the extent permitted under the 1940 Act."

Each Fund is currently subject to a fundamental restriction which prohibits it from issuing senior securities; however, some Funds are expressly authorized to engage in specific transactions that may be deemed to constitute the issuance of "senior securities" under the 1940 Act, but are nevertheless permitted by the law. The Proposal clarifies that each Fund may issue senior securities to the full extent permissible under the 1940 Act.

Although the definition of a "senior security" is complex, a senior security is generally thought of as a class of securities which has preference over a Fund's common stock with respect to claims to the Fund's assets or earnings. Under the 1940 Act, mutual funds are generally prohibited from issuing senior securities; however, certain transactions which may be deemed to involve "senior securities" are permissible if certain conditions are met to safeguard shareholder interests.

       Proposal 18 - POLICY PROHIBITING INVESTMENTS IN COMMODITIES (All Funds)

The Board of Directors recommends that shareholders of each Fund vote to amend and restate the Fund's current fundamental policy governing commodity interests as set forth below.

     "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses."

Each Fund is currently subject to a fundamental policy which prohibits investing in commodities, subject to certain limited exceptions. Each Fund may invest, for example, in futures contracts and options on futures contracts to varying degrees. Under the amended and restated policy, each Fund would be permitted to engage in transactions in futures contracts, options on futures contracts and other hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment. Under a separate non-fundamental policy, and assuming Proposal 10 is adopted with respect to the Value and U.S. Government Securities Funds, each Fund's futures transactions that were not bona fide hedging transactions would be limited to the extent that the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money, could not exceed 5% of the Fund's net assets.

Options, futures and options on futures are forms of derivative instruments. Derivative instruments can be volatile and involve special risks. Successful derivative strategies require the ability to predict the future movements of securities prices, interest rates, and other economic factors. If price changes in a Fund's derivatives positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains, or result in losses that are not offset by gains in other investments. Some derivative strategies, including selling futures, buying puts and writing calls, would tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, would tend to increase market exposure.

The Proposal would clarify that each Fund may invest in securities of corporations that deal in commodities. It also would make it explicit that each Fund may acquire a security or other instrument whose payments of interest and principal may be secured by physical commodities. The ability to acquire such instruments may serve to protect a Fund, for example, in the event of a default of an issuer of debt securities.

       Proposal 19 - TO TRANSACT SUCH OTHER BUSINESS AS MAY COME BEFORE THE
                     SPECIAL MEETING

It is not anticipated that any action will be asked of shareholders other than as discussed above, but if other matters are properly brought before the meeting, the persons named in the proxy will vote in accordance with their judgment.

SECTION III - Security Ownership of Beneficial Owners and Management

The following table sets forth information with respect to each shareholder that was known to hold of record or beneficially 5% or more of the outstanding shares of any Fund as of January 29, 1999:

Name of Record                     Number                                            Percentage of
or Beneficial Holder              of Shares                 Fund                  Outstanding Shares
--------------------------------  ---------  -----------------------------------  -------------------
Charles Schwab & Co., Inc.           66,629  Large Cap Value                                    10.6%
ATTN:  Mutual Funds               1,582,714  Mid Cap Value                                      57.8%
101 Montgomery Street             2,618,723  Value Plus                                         22.1%
San Francisco, CA  94104-4122     9,219,322  Value                                              18.5%
                                    663,246  U.S. Government Securities                         12.4%
                                  4,153,630  Short Duration High-Yield Municipal                27.4%
                                  2,203,817  High-Yield Municipal Bond                          27.5%

National Financial Services         147,211  Mid Cap Value                                       5.4%
 Corporation FBO The Exclusive    1,358,328  Value Plus                                         11.5%
 Benefit of Our Customers         3,634,590  Value                                               7.3%
One World Financial Center,       1,809,253  Short Duration High-Yield Municipal                11.9%
5th Floor, 200 Liberty Street     1,045,483  High-Yield Municipal Bond                          13.1%
New York, NY  10281-1003

The Trust Company of Knoxville    1,330,925  Value Plus                                         11.2%
P.O. Box 789
Knoxville, TN  37901-0789

Heartland Advisors, Inc.             43,522  Large Cap Value                                     6.9%
ATTN: Ken Della
790 North Milwaukee Street
Milwaukee, WI  53202-3712

Catherine J. Polaski                 41,888  Large Cap Value                                     6.7%
5329 Highway 38
Franksville, WI  53126

As of January 29, 1999, the directors and officers of Heartland as a group (12 persons) held of record or beneficially less than 1% of the outstanding shares of each of the Mid Cap Value, Value Plus, Value Short Duration High-Yield Municipal, High-Yield Municipal and Wisconsin Tax Free Funds. With respect to the Large Cap Value and U.S. Government Securities Funds, the directors and officers of Heartland as a group held 2.9% and 2.8%, respectively, of the outstanding shares as of that date. The following table sets forth shares beneficially owned in each Fund with respect to each director and officer of Heartland. Each shareholder listed has sole or shared voting and investment power with respect to the shares listed opposite his or her name.

                      Position and/or Offices  Number
Name                  with Heartland Funds     of Shares  Fund
----                  --------------------     ---------  ----
Jilaine Hummel Bauer  Vice President                 562  Value
                                                     553  U.S. Government Securities
                                                     911  Short Duration High-Yield Municipal

                            Position and/or Offices     Number
Name                        with Heartland Funds        of Shares      Fund
----                        -----------------------     ---------      -----------------------------------
Paul T. Beste               Vice President and                738      Large Cap
                              Principal Accounting            720      Mid Cap
                              Officer                         440      U.S. Government Securities
                                                            3,972      Short Duration High-Yield Municipal

Willard H. Davidson         Director                        2,698      Value
                                                           25,994      U.S. Government Securities
                                                           13,235      Short Duration High-Yield Municipal
                                                           31,556      High-Yield Municipal Bond

Kenneth J. Della            Vice President                    828      Large Cap
                                                              910      Mid Cap
                                                              662      Value
                                                              263      Value Plus
                                                              139      U.S. Government Securities
                                                               52      Short Duration High-Yield Municipal
                                                              223      High-Yield Municipal Bond

Hugh F. Denison             Director                       13,054      Value
                                                            7,627      Value Plus
                                                            5,685      U.S. Government Securities
                                                           74,338      Short Duration High-Yield Municipal
                                                           40,349      High-Yield Municipal Bond

Jon D. Hammes               Director                       23,959      Value
                                                           28,879      U.S. Government Securities

William J. Nasgovitz        President and Director         15,010      Large Cap Value
                                                           12,143      Mid Cap Value
                                                           12,644      Value Plus
                                                           84,752      Value
                                                           81,917      U.S. Government Securities
                                                            1,492      Short Duration High-Yield Municipal

Patrick J. Retzer           Vice President, Treasurer         174      Large Cap
                              and Director                 12,212      Mid Cap
                                                            1,693      Value
                                                              143      Value Plus
                                                              199      U.S. Government Securities
                                                               33      Short Duration High-Yield Municipal

Lois J. Schmatzhagen        Secretary                       1,488      Large Cap
                                                            1,221      Mid Cap
                                                            3,554      Value
                                                            3,588      Value Plus
                                                            4,720      U.S. Government Securities
                                                            5,502      High-Yield Municipal Bond
                                                            5,146      Wisconsin Tax Free

A. Gary Shilling            Director                          531      Value

                            Position and/or Offices    Number
Name                        with Heartland Funds       of Shares   Fund
----                        -----------------------    ----------  ------
Alan H. Stefl               Director                    7,786      Value

Linda F. Stephenson         Director                       32      Value

SECTION IV - Solicitation and Voting Information

     Solicitation of Proxies

Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card. Proxies also may be solicited in person, by telephone, electronically via the Internet or by facsimile. If votes are recorded through the Internet, Heartland will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

     Costs of Solicitation

Expenses in connection with the solicitation of proxies, including any expenses in connection with telephone or Internet voting, will be borne by the Funds. Upon request, the Funds will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. Additional solicitation may be performed by officers and employees of Heartland Advisors, without special compensation, or by third party solicitors. The Funds have engaged the services of D.F. King & Co., Inc. to assist in the solicitation of proxies for estimated fees of up to $125,000, plus reasonable out-of-pocket expenses.

     Quorum

The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Required Vote

The Board of Directors has determined that the shares of each Fund are to be voted as separate series for each of the Proposals. Approval of each of the Proposals requires the affirmative vote of a "majority" of the outstanding shares of the applicable Fund as defined in the 1940 Act. Under the 1940 Act, "majority" means the lesser of (i) 67% of the shares of a Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

     Adjournment

In the event that sufficient votes in favor of a Proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

          Record Date

Shareholders of record at the close of business on February 19, 1999 (the "Record Date"), are the only persons entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. The following indicates the number of outstanding shares of each Fund as of the Record Date:

Fund Name                                                 Outstanding Shares
---------                                                 ------------------

Large Cap Value Fund                                           607,869.930

Mid Cap Value Fund                                           2,563,477.973

Value Plus Fund                                             11,055,966.616

Value Fund                                                  47,292,252.330

U.S. Government Securities Fund                              5,281,728.059

Short Duration High-Yield Municipal Fund                    15,459,165.062

High-Yield Municipal Bond Fund                               8,535,454.600

Wisconsin Tax Free Fund                                     13,760,615.410


SECTION V - Additional Information

          The Investment Advisor

The investment advisor and distributor of the Funds is Heartland Advisors, Inc. ("Heartland Advisors"). Heartland Advisors, founded in 1982, also serves as the investment advisor and distributor to the Heartland Taxable Short Duration Municipal Fund, an additional series of Heartland, and provides investment management services to individuals as well as institutional accounts, such as pension funds and profit-sharing plans, Heartland Advisors' offices are located at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

          Shareholder Meetings

As permitted by Maryland law, Heartland's Bylaws provide that Heartland is not required to hold annual shareholder meetings in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Heartland or any of the Funds. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of Heartland at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

          Reports to Shareholders

Each Fund will furnish a copy of its most recent annual and semi-annual reports to shareholders at no charge. To request a report, please direct such requests in writing to the Fund at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202 or call toll-free 1-800-432-7856.

                                  APPENDIX A
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                             HEARTLAND VALUE FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND


The fundamental investment restrictions and policies of the Value Fund and the U.S. Government Securities Fund provide that such Funds may not:

(1) Invest more than 5% of the fair market value of its assets in securities of any one issuer except for United States Government agency securities and securities backed by the United States Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

(2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

(3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

(5) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

(6) Buy or sell real estate, real estate investment trusts, or oil and gas interests, but this shall not prevent the Funds from investing in securities of companies whose business involves the purchase or sale of real estate, except that the U.S. Government Securities Fund will not invest in real estate limited partnerships.

(7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). Neither Fund will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

(8) Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes and other debt securities and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets.

(9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

(10) Except with respect to investments in repurchase agreements by the U. S. Government Securities Fund, purchase securities with legal or contractual restrictions on resale.

(11) Issue senior securities.

(12) Purchase securities on margin or effect short sales of securities, except that the Value Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Value Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Value Fund's total assets, or if more than 10% of the Value Fund's net assets would be held as collateral for such short positions.

(13) Buy or sell commodities or commodity contracts or enter into an interest rate futures contract or an option thereon, except that a Fund may purchase or sell futures and options on futures and enter into closing transactions with respect thereto unless, as a result thereof: (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); and (b) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money) would be committed to initial margin and premiums paid on such futures contracts.

(14) Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that a Fund may write covered call options and purchase put options on portfolio securities or securities indexes and enter into closing transactions with respect to such options, and, subject to restriction (13) above, a Fund may write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options on futures, unless, as a result of any of the foregoing transactions: (a) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 25% of the Fund's total assets; or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money), excluding puts purchased on closing transactions.

(15) Invest in illiquid securities, except that the U.S. Government Securities Fund may invest up to 10% of its net assets in illiquid securities, including investments in repurchase agreements which mature in more than seven days.

(16) Purchase warrants, except that the Value Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

(17) With respect to the U.S. Government Securities Fund, purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

                                  APPENDIX B
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                        HEARTLAND LARGE CAP VALUE FUND
                         HEARTLAND MID CAP VALUE FUND


The fundamental investment restrictions and policies of the Mid Cap Value Fund and the Large Cap Value Fund provide that each such Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

(2) Invest in a company to get control or manage it or, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer;

(3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

(5) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Fund will pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

(6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities.

(7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes, and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

(8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

(9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

(10) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

(11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

                                  APPENDIX C
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                           HEARTLAND VALUE PLUS FUND


The fundamental investment restrictions and policies of the Value Plus Fund provide that such Fund may not:

(1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

(4) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

(6) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

(7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

(8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

(9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale (other than investments in repurchase agreements); (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within 7 days.

(10) Issue senior securities.

(11) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

                                  APPENDIX D
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND


The fundamental investment restrictions and policies of each Fund provide that such Fund may not:

(1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(2) Invest in an issuer to get control or manage it, or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

(3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry or sector; provided that there shall be no such limitation on the purchase of municipal obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

(5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized repurchase agreements, when issued and delayed-delivery securities are not considered borrowings.

(6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings, including reverse repurchase agreements, when issued and delayed-delivery securities, futures, options and other hedging activities.

(7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; and (ii) enter into repurchase agreements.

(8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

(9) Purchase a security if, as a result, more than 15% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

(10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, reverse repurchase agreements, when issued and delayed-delivery securities, or hedging activities.

(11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

                                  APPENDIX E
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                       HEARTLAND WISCONSIN TAX FREE FUND


     The Fund may not:

(1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

(2) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Tax-Exempt Obligations, housing obligations and securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(3) Purchase securities of other investment companies if, as a result, more than 10% of the value of the Fund's assets would be so invested; provided that no investment will be made in the securities of any investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; provided further, that no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization.

(4) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 10% of its net assets to secure such borrowings. In the event the Fund's borrowings exceed 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets.

(5) Make loans, except that the Fund may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities in which the Fund may invest consistent with its investment policies described in the Prospectus; (ii) lend portfolio securities, provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) through repurchase agreements.

(6) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

(7) Issue senior securities.

(8) Buy or sell real estate.

(9) Buy or sell commodities.

(10) Invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions.

(11) Invest in: (i) securities which, in the opinion of Heartland Advisors, as the Fund's advisor, are not, at the time of such investment, readily marketable;
(ii) securities the disposition of which is restricted under federal securities laws (as described in nonfundamental restriction (c) below); or (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in securities described in clauses (i), (ii) and (iii) of this restriction (11).

                             HEARTLAND GROUP, INC.

Revocable Proxy for Special Meeting of Shareholders. This proxy is solicited on behalf of the Board of Directors.

The undersigned here appoints William J. Nasgovitz, Patrick J. Retzer and Willard H. Davidson, and each of them, proxy, with full power of substitution, to vote all shares of stock of the [insert name of Fund] the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the __________________ at ___________, ___________, Milwaukee, Wisconsin, at 3:00
p.m. on Wednesday, April 28, 1999, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

 Shares listed below represented an aggregate of all [insert name of Fund] Fund shares registered in the name printed below.


                                                        Dated: ___________, 1999

                                       (Please sign exactly as name appears at
                                       left. If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Shares represent by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. BE SURE TO READ THE DETAILED DISCUSSION OF THESE PROPOSALS IN THE PROXY STATEMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL OF THE PROPOSALS.

Please vote by filling in the appropriate boxes below using blue or black ink or dark pencil. Do not use red ink. Please note that the Special Meeting is a joint meeting involving eight of the Heartland Funds. If you own more than one Fund, you have received more than one proxy card. On this card you should vote only on proposals affecting the Fund whose name is printed above; you should cast your votes on proposals affecting another Fund on the separate proxy card for that Fund.

PROPOSAL                                              FOR    AGAINST    ABSTAIN

Proposals Involving Policies Affecting Portfolio
Management (Items 1-5)

1.  Policy on Borrowing (All Funds)                   [_]      [_]        [_]

2.  Policy on Investing in Illiquid and Restricted    [_]      [_]        [_]
Securities (All Funds)

3.  Policy on Investing for Control or Management     [_]      [_]        [_]
(All Funds)

4.  Policy on investing in U.S. Government            [_]      [_]        [_]
Securities (U.S. Government Securities Fund)

5.  Policy on Investing in Municipal Securities       [_]      [_]        [_]
Subject to Alternative Minimum Tax (Wisconsin
Tax Free Fund)

Proposals Involving Policies Not Expected to
Affect Portfolio Management (Items 6-13)

6.  Re-designation of Investment Objectives from      [_]      [_]        [_]
Fundamental to Non-Fundamental Policies (Large
Cap Value, Mid Cap Value, Value Plus, Value and
U.S. Government Securities Funds)

7.  Policy on Investing in Securities Involving       [_]      [_]        [_]
Real Estate (All Funds)

8.  Policy on Investing in Other Investment           [_]      [_]        [_]
Companies (Value, U.S. Government Securities and Wisconsin Tax Free Funds)

9.  Policy on Use of Margin (Value and U.S.           [_]      [_]        [_]
Government Securities Funds)

10. Policy on Use of Futures and Options (Value       [_]      [_]        [_]
and U.S. Government Securities Funds)

11. Policy on Investing in Securities Involving       [_]      [_]        [_]
Oil and Gas Interests (All Funds except
Wisconsin Tax Free Fund)

12. Policy on Investing in Unseasoned Issuers         [_]      [_]        [_]
(Value and U.S. Government Securities Funds)

13. Policy on Investing in Warrants (Value and        [_]      [_]        [_]
U.S. Government Securities Funds)

Proposals to Simplify, Standardize or Re-Define
Policy Language (Items 14-18)

14. Policy on Concentration (All Funds)               [_]      [_]        [_]

15. Policy Prohibiting Loans (All Funds)              [_]      [_]        [_]

16. Policy Prohibiting Underwriting (All Funds)       [_]      [_]        [_]

17. Policy Prohibiting Issuance of Senior             [_]      [_]        [_]
Securities (All Funds)

18. Policy Prohibiting Investments in Commodities     [_]      [_]        [_]
(All Funds)